UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2022
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Caribou Biosciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40631	45-3728228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 7th Street, Suite 105 Berkeley, California		94710
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 982-6030
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CRBU	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On November 21, 2022, Caribou Biosciences, Inc. (the "Company") issued a press release announcing that it has received clearance of its investigational new drug (“IND”) application from the U.S. Food and Drug Administration (“FDA”) for CB-011, a genome-edited allogeneic anti-BCMA CAR-T cell therapy with immune cloaking. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and also is incorporated by reference into this Item 7.01.
The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing or other document under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in any such filing or document, except as shall be expressly set forth by specific reference in any such filing or document.

Item 8.01 Other Events.
On November 21, 2022, the Company announced that it has received clearance of its IND application from the FDA for CB-011, a genome-edited allogeneic anti-BCMA CAR-T cell therapy with immune cloaking. The safety and efficacy of a single dose of CB-011 in adult patients with relapsed or refractory multiple myeloma (“r/r MM”) will be evaluated in the multicenter, open-label CaMMouflage phase 1 clinical trial.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release Issued by Caribou Biosciences, Inc. on November 21, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Caribou Biosciences, Inc.

Date:	November 21, 2022	By:	/s/ Rachel E. Haurwitz
Rachel E. Haurwitz President and Chief Executive Officer